# 2011 Fourth Quarter and Full Year Earnings Conference Call

February 7, 2012

**Mark J. Gliebe**
*Chairman and Chief Executive Officer*

**Jonathan J. Schlemmer**
*Chief Operating Officer*

**Chuck Hinrichs**
*Vice President Chief Financial Officer*

**John M. Perino**
*Vice President Investor Relations*

RBC LISTED NYSE

# Safe Harbor Statement

**This presentation contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995.**

Forward-looking statements represent our management's judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as "may," "will," "plan," "expect," "anticipate," "estimate," "believe," or "continue" or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses, including the timing and impact of purchase accounting adjustments; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; increases in our overall debt levels as a result of acquisitions or otherwise and our ability to repay principal and interest on our outstanding debt; product liability and other litigation, or the failure of our products to perform as anticipated, particularly in high volume applications; unanticipated costs or expenses we may incur related to product warranty issues; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated liabilities of acquired businesses; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company's Annual Report on Form 10-K filed on March 2, 2011 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances.

# Non-GAAP Financial Measures

We prepare financial statements in accordance with accounting principles generally accepted in the United States (GAAP). We also discloses adjusted diluted earnings per share (EPS), adjusted gross profit, adjusted gross profit as a percentage of net sales, free cash flow and free cash flow as a percentage of net income attributable to Regal Beloit Corporation, (collectively, "non-GAAP financial measures"). WE uses these measures in its internal performance reporting and for reports to the Board of Directors. We also discloses these measures in its quarterly earnings releases, on investor conference calls, and in investor presentations and similar events. We believe that these non-GAAP financial measures are useful measures for providing investors with additional insight into the Company's operating performance. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. These non-GAAP financial measures exclude the effects of certain items that are not comparable from one period to the next. Free cash flow is defined as net cash provided by operating activities less additions to property, plant and equipment.

# Agenda

| | |
|---|---|
| Mark Gliebe | Opening Comments |
| Chuck Hinrichs | Financial Update |
| Jon Schlemmer | Operations Update |
| Mark Gliebe | Summary |
| All | Q & A |
| Mark Gliebe | Closing Comments |

# Opening Comments

- Fourth Quarter Results Exceeded Guidance
- EPC Integration Proceeding Very Well
- Record Fourth Quarter Free Cash Flow = 227% of Net Income
- Fourth Quarter - C&I, Mechanical, Unico and EPC Performed Well, Offsetting Headwinds in HVAC and China Businesses

# Highlights

- Launched 20 New Products
- Received Supplier of the Year and Supplier Innovation Awards
- Reduced Incremental Warranty Reserve by $15.4 million
- Restructured Portions of European and Australian Operations
- Continued Smooth Integration of EPC and On Track to Achieve First Year Synergy Run Rate Target of $10 million

REGAL BELOIT

# 4th Quarter 2011 Results vs Guidance

| | Actual | Guidance |
|---|---|---|
| 4Q 2011 Adjusted Diluted EPS | $ 0.93 | $ 0.70 |
| EPC Inventory PAA | (0.26) | (0.25) |
| Decrease in Warranty Reserve Exp. | 0.23 | - |
| Restructuring Costs | (0.10) | - |
| GAAP Diluted EPS | $ 0.80 | $ 0.45 |

# 4th Quarter 2011 Results vs. Guidance

- EPC Performance
  - Synergies
  - Lower SG&A Expenses
- Price vs. Inflation Improvement
- Cost Reduction Initiatives
- LIFO Effect of Lower Copper Spot Costs

# Fourth Quarter Financial Highlights



Revenue ($M)
+ 31%
$556
$727
2010
2011
Adjusted Income from Operations ($M)
+ 52%
$38
$58
2010
2011
Adjusted Income from Operations Percentage of Net Sales
+ 110 bps
6.9%
8.0%
2010
2011

REGAL BELOIT

# Fiscal Year 2011 Financial Highlights


Revenue ($M)
+ 25%
$2,238
$2,808
2010
2011
Adjusted Income from Operations ($M)
+ 30%
$238
$309
2010
2011
Adjusted Income from Operations Percentage of Net Sales
+ 40 bps
10.6%
11.0%
2010
2011

# Financial Highlights

**Capital Expenditures**
- $13 million in 4Q 2011
- $58 million in 2011
- $110 million est. for 2012

**Income Tax Rate**
- 30.4% ETR in 4Q 2011
- 30.2% ETR in 2011
- 30% - 31% ETR est. for 2012

**Free Cash Flow**
- $76 million FCF in 4Q 2011
  - 231% of Net Income
- $208 million FCF in 2011
  - 136% of Net Income

**Balance Sheet as of 12/31/11**
- Cash of $143 million
- Total Debt of $919 million

# First Quarter 2012 Guidance

## EPS Guidance of $1.07 to $1.13

- Includes EPC Results
- Continued Strength in C&I, Mechanical, Unico and India Partially Offsetting Weakness in HVAC and China
- Productivity and Pricing Offsetting Cost Inflation
- Excludes Impact of Recent Milwaukee Gear Acquisition

# Operations Update – Fourth Quarter Sales

- Mechanical Up 8.5%
- North American Commercial & Industrial Up 5.1% from Continuing Operations
- NA Residential HVAC Sales Decreased 16%
- Sales Outside US Up 25%
- Sales Outside US Exceeded $1B for FY 2011

# Operations Update – New Products

- Energy Efficient Sales Up 18%
- 50 New Products in 2011
- 20 New Products In 4th Quarter

# New Products – Variable Speed Hermetic Motor

- High Efficient Permanent Magnet Motor
- Variable Speed
- Used in Air Conditioning Systems Up to 5 Tons
- 80%+ Improvement in SEER Rating



# New Products – ECM Air Circulating Fan

- **Wide Variety of Commercial and Industrial Applications**
- **High Efficiency Fan Blades**
- **High Efficiency ECM Motor**
- **Payback ~ 2 to 3 Years**



REGAL BELOIT

# Commercial HVAC Retrofit

- Large Retrofit Opportunity
- Provides 2.5 year Payback
- 1st Phase of Chrysler Building Completed





# Unico's Linear Rod Pump (LRP)

- 4th Quarter Unico Sales Up 55% or $10 million
- First LRP Installations in The Congo, UK and China
- Exciting Technology and Growing Customer Interest





REGAL BELOIT

# Operations Update

- Incremental Warranty Expense Reduction
- Restructured Operations In Australia and Europe
- Brand Simplification
  - EPC HVAC and Hermetic to Genteq
  - Pump and General Industry to Century
- EPC Integration Progressing Well

# Milwaukee Gear Acquisition

Est. 2012 Revenues
$60M+

Revenue Growth
8-Year CAGR
15.5%

EBITDA Margins Similar to RBC Mechanical Segment Fleet Average

## Sales by Application


Trans. 5%
Other 7%
Mining 5%
Gen Industrial 10%
Oil & Gas 60%
Comm HVAC 13%

## Highlights

- Leading Manufacturer of Highly Engineered Gearing
- Strong Presence in the Growing Oil and Gas Space
- Complimentary Fit with Regal Mechanical Products
- Long Standing Relationships with World-Class OEMs
- Top Tier Leadership Team with Significant Experience

# Operations Summary

- Solid Quarter
- Diversification Strategy Pays Dividends
- Regal - The Preferred Choice For Our:
  - Customers
  - Employees
  - Shareholders

# Summary

- Results Exceeded Guidance
- Executed on Initiatives and Integration Activities
- Reduced Incremental Warranty Expense
- Stream of New Product Introductions Focused on Energy Efficient Solutions for Customers
- Welcome Milwaukee Gear
- Continuing to Generate Strong Free Cash Flow for Debt Reduction and Future Growth

# Questions
# and
# Answers

Thank

You

# APPENDIX – Non-GAAP Measures

| Dollars in Thousands, Except Per Share Data | Fourth Quarter 2011 | Fiscal Year 2011 |
|---|---|---|
| GAAP Diluted Earnings Per Share | $ 0.80 | $ 3.79 |
| EPC Purchase Accounting Adjustments and Acquisition Costs | 0.26 | 0.73 |
| Incremental Warranty Accrual | (0.23) | 0.19 |
| Gain on Divestiture | - | (0.10) |
| Restructuring Costs | 0.10 | 0.10 |
| Adjusted Diluted Earnings Per Share | $ 0.93 | $ 4.71 |
| | | |
| GAAP Gross Profit | $ 170,883 | $ 665,989 |
| EPC Purchase Accounting Adjustment | 15,500 | 25,800 |
| Incremental Warranty Accrual | (15,400) | 12,600 |
| Adjusted Gross Profit | $ 170,983 | $ 704,389 |
| Adjusted Gross Profit as a Percentage of Net Sales | 23.5% | 25.1% |

REGAL BELOIT

# APPENDIX – Non-GAAP Measures

| Dollars in Thousands, Except Per Share Data | Fourth Quarter 2011 | Fiscal Year 2011 |
|---|---|---|
| GAAP Income from Operations | $ 58,640 | $ 255,713 |
| EPC Purchase Accounting Adjustments and Acquisition Costs | 15,500 | 41,300 |
| Incremental Warranty Accrual | (15,400) | 12,600 |
| Gain on Divestiture | (6,500) | (6,500) |
| Restructuring Costs | 5,800 | 5,800 |
| Adjusted Income From Operations | $ 58,040 | $ 308,913 |
| Adjusted Income From Operations as a Percentage of Net Sales | 8.0% | 11.0% |

| | Fiscal Year 2011 | Fiscal Year 2010 |
|---|---|---|
| GAAP Net Cash Provided by Operating Activities | $ 265,296 | $ 175,388 |
| Additions to Property Plant and Equipment | (57,621) | (44,994) |
| Free Cash Flow | $ 207,675 | $ 130,394 |
| Free Cash Flow as a Percentage of Net Income Attributable to Regal Beloit | 136.4% | 87.3% |

REGAL BELOIT

# Thank you

**Mark J. Gliebe**
President and
Chief Executive Officer

WORLD HEADQUARTERS
200 State Street
Beloit, WI
53511

ph : 608 361 7401
fx : 608 364 8818
mark.gliebe@regalbeloit.com

www.regalbeloit.com

**Jonathan J. Schlemmer**
Chief Operating Officer

WORLD HEADQUARTERS
200 State Street
Beloit, WI
53511

ph : 608 361 7408
fx : 608 364 8818
jon.schlemmer@regalbeloit.com

www.regalbeloit.com

**Chuck Hinrichs**
Vice President
Chief Financial Officer

WORLD HEADQUARTERS
200 State Street
Beloit, WI
53511

ph : 608 361 7405
fx : 608 364 8818
chuck.hinrichs@regalbeloit.com

www.regalbeloit.com

**John M. Perino**
Vice President
Investor Relations

WORLD HEADQUARTERS
200 State Street
Beloit, WI
53511

ph : 608 361 7501
fx : 608 364 8817
john.perino@regalbeloit.com

www.regalbeloit.com

RBC
LISTED
NYSE